Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

Senior Unsecured Notes Due 2021

On August 8, 2014, the Company completed the offering of 1,000,000 senior unsecured notes due 2021 pursuant to its effective shelf registration statement, as discussed in Note 7.

Credit Facilities

Pursuant to the $47,000,000 secured loan facility with HSH, on July 7, 2014, the Company completed the refinancing of the M/V Friendly Seas. The Company drew a total amount of $12,600,000 and repaid in full the then outstanding indebtedness under its existing loan agreement with HSH (dated July 31, 2008), as discussed in Note 7.

On July 25, 2014, the Company agreed with Bank of Ireland to eliminate the financial covenant relating to the minimum debt service coverage ratio until the maturity of the loan.

On July 30, 2014, the Company agreed with Unicredit, subject to certain closing conditions including a $7,000,000 prepayment, to eliminate the financial covenants relating to the minimum debt service coverage ratio, the minimum market value adjusted net worth and the maximum leverage ratio until the maturity of the loan. In addition, the Company also agreed to increase the required ratio of the fair market value of mortgaged vessels to outstanding loan from 110% to 130% at all times.

On August 1, 2014, the Company agreed with HSBC to extend the existing waivers for the financial covenants relating to the minimum interest and debt service coverage ratios, from June 30, 2014 to December 31, 2015.